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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            June 17, 2003
                                                  ------------------------------

                          LEGGETT & PLATT, INCORPORATED
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             (Exact name of registrant as specified in its charter)


         Missouri                       1-7845                   44-0324630
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


         No. 1 Leggett Road, Carthage, MO                          64836
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         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code            417-358-8131
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                                       N/A
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         (Former name or former address, if changed since last report.)

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Item 9. Regulation FD Disclosure.

        On June 17, 2003, Leggett & Platt, Incorporated issued a press release announcing revised earnings guidance for the second quarter and full year of 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference. On June 18, 2003, the company will hold an investor conference call to discuss the press release.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LEGGETT & PLATT, INCORPORATED

Date: June 17, 2003                  By:  /s/ Ernest C. Jett
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                                          Ernest C. Jett
                                          Vice President, General Counsel and
                                          Secretary

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                                INDEX TO EXHIBITS

Exhibit No.                                   Description
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99.1                                 Press Release dated June 17, 2003